Supplement dated March 1, 2011 to Prospectuses dated May 1, 2010 for

AnnuiChoice® II, AdvantEdge, PinnaclePlus, and Pinnacle V

Flexible Premium Variable Annuities

Issued by National Integrity Life Insurance Company

Through its Separate Account I and Separate Account II

This is a supplement to the prospectuses identified above.  This supplement describes changes to the investment sub-advisor for the Touchstone VST Mid Cap Growth Fund available through your variable annuity.  Please retain this supplement to the prospectuses for future reference.

In Part 1 - Fees and Expense Tables and Summary, in the table titled “Total Annual Portfolio Operating Expenses,” the expense information for the Touchstone VST Mid Cap Growth Fund will be replaced with the following:

Portfolio	Management Fees	Service Fee	Other Expenses	Acquired Funds Fees and Expenses	Total Annual Gross Expenses	Total Annual Net Expenses
Touchstone VST Mid Cap Growth	0.75%	0.14%	0.46%	N/A	1.35%	1.17	%(1)

In Part 3 - Your Investment Options, in the section titled “The Variable Account Options,” subsection titled Touchstone® Variable Series Trust, the paragraph describing the Mid Cap Growth Fund is replaced with the following:

Touchstone VST Mid Cap Growth Fund

The Mid Cap Growth Fund seeks to increase the value of fund shares as a primary goal and to earn income as a secondary goal.  The sub-advisor normally invests at least 80% of the Portfolio’s assets in common stocks of mid cap U.S. companies, which are defined as companies having a market capitalization between $1.5 billion and $12 billion or in the range of market capitalizations represented in the Russell Midcap Index.  The fund is sub-advised by Westfield Capital Management Company, L.P., located at One Financial Center, Boston, MA 02111, which looks for companies that it believes are reasonably priced with high forecasted earnings potential.  The fund will invest in companies that the sub-advisor believes have shown above-average and consistent long-term growth in earnings and have excellent prospects for future growth.  The sub-advisor evaluates companies by using fundamental analysis of the company’s financial statements, interviews with management, analysis of the company’s operations and product development and consideration of the company’s industry category.

(1) The advisor and the trust have entered into an expense limitation agreement whereby the advisor has contractually agreed to waive a portion of its fees and/or reimburse certain expenses in order to limit annual fund operating expenses to 1.17%.  This expense limitation will remain in effect until at least April 29, 2011, but can be terminated by a vote of the Board of Trustees of the fund if they deem the termination to be beneficial to the shareholders.